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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                              February 27, 1998
              Date of Report (Date of earliest event reported)



                                 ONEOK, Inc.
           (Exact name of registrant as specified in its charter)



         Oklahoma                   1-2572                       73-1520922
(State or other jurisdiction     (Commission                    (IRS Employer
       of incorporation)         File Number)                Identification No.)



                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)



                                    74103
                                 (Zip code)



                               (918) 588-7000
            (Registrant's telephone number, including area code)


                               Not Applicable
        (Former name or former address, if changed since last report)





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Items 1 - 4.     Not Applicable.

Item 5.          Other Events.

                 ONEOK, Inc. (the Company) announced on February 27, 1998, that its wholly owned subsidiary, ONEOK Resources Company has signed a definitive agreement with OXY USA, Inc., to purchase some of its natural gas and oil reserves in Oklahoma and Kansas outside the Hugeton field for approximately $135 million before adjustments. The acquisition includes more than 400 wells located in both states.

                 On February 27, 1998, the Company issued a press release, a copy of which is attached hereto as exhibit 1.a and incorporated herein by reference.

Items 6.         Not Applicable

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

Exhibit
No.              Description
-------          -----------

1.a              Press release issued by ONEOK, Inc. dated February 27, 1998.

Item 8 - 9.      Not Applicable
-----------      --------------




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 10th of March, 1998.


                                              ONEOK, Inc.

                                      By:     /s/ JERRY D. NEAL
                                              -------------------------------
                                              Vice President, Chief Financial
                                              Officer, and Treasurer




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                               INDEX TO EXHIBITS


EXHIBIT
  NO.                         DESCRIPTION
------                        -----------
1.a                           Press release issued by ONEOK, Inc. dated
                              February 27, 1998